SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 6, 1998

                            NU SKIN ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)




Delaware                           001-12421                      87-0565309
(State or other                   (Commission                  (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



75 West Center Street, Provo, Utah                                         84601
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:               (801) 345-6100
                                 --------------



         (Former name or former address, if changed since last report.)

                    The Index to Exhibits appears on page 4.


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Item 5.  Other Events

          (i) On October 6, 1998, The Registrant announced that it had signed an agreement with Generation Health Holdings, Inc. pursuant to which the Registrant will purchase privately-held Generation Health Holdings, the parent company of Pharmanex, Inc. The transaction is subject to certain conditions, including the approval of the stockholders of Generation Health Holdings, Inc. Reference is made to the press release issued to the public by the Registrant on October 6, 1998, the text of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits.

               99.1 Press release of Nu Skin Enterprises, Inc. dated October 6, 1998.

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

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the day indicated.


NU SKIN ENTERPRISES, INC.
(Registrant)


                                                By: /s/ M. Truman Hunt
                                                ----------------------
                                                M. Truman Hunt
                                                Vice President of Legal Affairs
                                                and Investor Relations


Dated: October 6, 1998

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
                                INDEX TO EXHIBITS

Exhibit        Description                                             Page
-------        -----------                                            ------
 99.1          Text of press release of Nu Skin Enterprises, Inc.        5
               dated October 6, 1998















                                   Page 4 of 8